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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 13, 2005

                             PDG ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in this charter)

          DELAWARE                        0-13667                 22-2677298
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)

   1386 BEULAH ROAD, BUILDING 801, PITTSBURGH, PA                    15235
      (Address of Principal Executive Offices)                     (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (412) 243-3200


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changes Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 142-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 13, 2005, the Audit Committee of the Board of Directors of PDG Environmental, Inc. (the "Company") engaged Malin, Bergquist & Company, LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2006.

During the Company's two most recent fiscal years and any subsequent interim period prior to engaging Malin, Bergquist & Company, LLP, neither the Company nor anyone acting on its behalf consulted with Malin, Bergquist & Company, LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, in each case where written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event identified in response to paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item.

The Company has requested that Malin, Bergquist & Company, LLP review this Form 8-K and provided Malin, Bergquist & Company, LLP the opportunity to furnish a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company.

FORWARD-LOOKING INFORMATION
Certain matters discussed in this report may constitute forward-looking statements under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as "anticipates," or other similar expressions, identify forward-looking statements. Such statements are based on our current expectations. The timing of events may differ significantly from those discussed in the forward-looking statements as a result of various factors, including but not limited to, the timing of our selection of an independent registered accounting firm. The Company does not undertake any obligation to update any forward-looking statement to reflect events after the date of this report.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         PDG ENVIRONMENTAL, INC.




                                         By   /s/John C. Regan
                                            ----------------------------------
                                            JOHN C. REGAN
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER




Date:  July 15, 2005




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